UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00042

Deutsche Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

July 31, 2014

Semiannual Report

to Shareholders

Deutsche Core Plus Income Fund

(formerly DWS Core Plus Income Fund)

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
38 Statement of Changes in Net Assets
39 Financial Highlights
44 Notes to Financial Statements
63 Information About Your Fund's Expenses
65 Advisory Agreement Board Considerations and Fee Evaluation
70 Account Management Resources
72 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary July 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/14
Unadjusted for Sales Charge	3.59%	6.35%	4.95%	2.57%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.07%	1.57%	3.99%	2.10%
Barclays U.S. Aggregate Bond Index†	2.16%	3.97%	4.47%	4.80%
Average Annual Total Returns as of 6/30/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.91%	5.59%	2.73%
Adjusted for the Maximum Sales Charge (max 4.50% load)		2.10%	4.63%	2.26%
Barclays U.S. Aggregate Bond Index†		4.37%	4.85%	4.93%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/14
Unadjusted for Sales Charge	3.20%	5.45%	4.16%	1.77%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–0.80%	2.45%	3.99%	1.77%
Barclays U.S. Aggregate Bond Index†	2.16%	3.97%	4.47%	4.80%
Average Annual Total Returns as of 6/30/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.10%	4.80%	1.94%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		3.10%	4.63%	1.94%
Barclays U.S. Aggregate Bond Index†		4.37%	4.85%	4.93%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/14
Unadjusted for Sales Charge	3.20%	5.55%	4.18%	1.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.20%	5.55%	4.18%	1.78%
Barclays U.S. Aggregate Bond Index†	2.16%	3.97%	4.47%	4.80%
Average Annual Total Returns as of 6/30/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.10%	4.80%	1.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		6.10%	4.80%	1.94%
Barclays U.S. Aggregate Bond Index†		4.37%	4.85%	4.93%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/14
No Sales Charge	3.72%	6.62%	5.18%	2.80%
Barclays U.S. Aggregate Bond Index†	2.16%	3.97%	4.47%	4.80%
Average Annual Total Returns as of 6/30/14 (most recent calendar quarter end)
No Sales Charge		7.17%	5.83%	2.97%
Barclays U.S. Aggregate Bond Index†		4.37%	4.85%	4.93%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/14
No Sales Charge	3.72%	6.64%	5.24%	2.87%
Barclays U.S. Aggregate Bond Index†	2.16%	3.97%	4.47%	4.80%
Average Annual Total Returns as of 6/30/14 (most recent calendar quarter end)
No Sales Charge		7.19%	5.87%	3.03%
Barclays U.S. Aggregate Bond Index†		4.37%	4.85%	4.93%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.06%, 2.04%, 1.87%, 0.83% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
7/31/14	$10.99	$11.00	$10.99	$10.99	$10.95
1/31/14	$10.76	$10.77	$10.77	$10.76	$10.72
Distribution Information as of 7/31/14
Income Dividends, Six Months	$.15	$.11	$.11	$.17	$.17
July Income Dividend	$.0264	$.0194	$.0194	$.0288	$.0287
SEC 30-day Yield††	2.34%	1.68%	1.70%	2.70%	2.70%
Current Annualized Distribution Rate††	2.88%	2.12%	2.12%	3.14%	3.15%

†† The SEC yield is net investment income per share earned over the month ended July 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.16%, 1.05%, 1.49%, 2.50% and 2.58% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.70%, 1.49%, 1.91%, 2.94% and 3.03% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Portfolio Summary (Unaudited)

Investment Portfolio as of July 31, 2014 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 38.2%
Consumer Discretionary 4.0%
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	73,675
7.0%, 5/20/2022		200,000	214,000
APX Group, Inc.:
6.375%, 12/1/2019		35,000	35,000
144A, 8.75%, 12/1/2020		45,000	43,875
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		10,000	10,925
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	58,437
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	53,625
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		35,000	35,000
BC Mountain LLC, 144A, 7.0%, 2/1/2021		30,000	28,800
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		235,000	236,840
5.165%, 8/1/2044		570,000	567,638
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		25,000	26,750
CCO Holdings LLC, 6.5%, 4/30/2021		405,000	421,200
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		300,000	288,750
144A, 6.375%, 9/15/2020		195,000	200,850
Clear Channel Communications, Inc.:
9.0%, 12/15/2019		225,000	230,906
11.25%, 3/1/2021		45,000	49,500
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		40,000	41,800
Series B, 6.5%, 11/15/2022		385,000	404,250
Series B, 7.625%, 3/15/2020		185,000	194,250
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,025
Columbus International, Inc., 144A, 7.375%, 3/30/2021		500,000	527,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		20,000	20,500
Delphi Corp., 5.0%, 2/15/2023		45,000	48,319
DISH DBS Corp.:
4.25%, 4/1/2018		55,000	55,825
5.0%, 3/15/2023		205,000	200,900
7.875%, 9/1/2019		235,000	270,250
Getty Images, Inc., 144A, 7.0%, 10/15/2020 (b)		35,000	31,413
Harron Communications LP, 144A, 9.125%, 4/1/2020		25,000	27,750
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	27,500
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		30,000	30,750
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		25,000	25,250
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		65,000	70,037
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	26,000
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	25,750
MGM Resorts International:
6.625%, 12/15/2021 (b)		355,000	383,844
6.75%, 10/1/2020		30,000	32,475
8.625%, 2/1/2019		160,000	186,400
Numericable Group SA, 144A, 6.25%, 5/15/2024		480,000	482,400
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		45,000	46,350
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	35,350
RCI Banque SA, 144A, 3.5%, 4/3/2018		1,500,000	1,553,913
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		575,000	641,125
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		25,000	24,250
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	36,838
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	109,900
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		40,000	40,900
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	54,862
Starz LLC, 5.0%, 9/15/2019		30,000	30,450
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		45,000	44,325
The Men's Wearhouse, Inc., 144A, 7.0%, 7/1/2022		45,000	46,800
Time Warner Cable, Inc., 7.3%, 7/1/2038		360,000	480,128
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		370,000	371,850
144A, 7.5%, 3/15/2019	EUR	280,000	398,367
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	75,000	106,972
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		35,000	38,413
Weyerhaeuser Real Estate Co., 144A, 4.375%, 6/15/2019		45,000	44,325
			9,799,077
Consumer Staples 1.9%
Ajecorp BV, 144A, 6.5%, 5/14/2022		1,000,000	930,500
Big Heart Pet Brands, 7.625%, 2/15/2019		45,000	46,406
BRF SA, 144A, 5.875%, 6/6/2022		200,000	215,000
Chiquita Brands International, Inc., 7.875%, 2/1/2021		34,000	36,380
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		600,000	675,000
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		75,000	74,063
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		250,000	268,125
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		100,000	107,000
144A, 8.25%, 2/1/2020		275,000	297,000
Marfrig Holding Europe BV, 144A, 6.875%, 6/24/2019		500,000	500,000
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	105,970
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	230,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	304,500
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		765,000	780,300
Smithfield Foods, Inc., 6.625%, 8/15/2022		55,000	59,400
			4,629,644
Energy 7.2%
Afren PLC, 144A, 10.25%, 4/8/2019		1,081,000	1,183,695
American Energy-Permian Basin LLC:
144A, 6.741%**, 8/1/2019		30,000	28,950
144A, 7.125%, 11/1/2020		60,000	57,900
144A, 7.375%, 11/1/2021		60,000	57,900
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		30,000	29,775
144A, 5.625%, 6/1/2024		30,000	29,550
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		35,000	35,700
6.75%, 11/1/2020		35,000	36,050
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		295,000	308,275
Chaparral Energy, Inc., 7.625%, 11/15/2022		60,000	62,850
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,788,886
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		1,000,000	1,000,000
Ecopetrol SA, 5.875%, 5/28/2045		1,000,000	1,045,000
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		55,000	58,437
EP Energy LLC, 7.75%, 9/1/2022		270,000	294,300
EV Energy Partners LP, 8.0%, 4/15/2019		285,000	297,825
Halcon Resources Corp.:
8.875%, 5/15/2021 (b)		610,000	632,875
9.75%, 7/15/2020		40,000	42,800
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		60,000	59,250
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		70,000	73,500
Linn Energy LLC, 6.25%, 11/1/2019 (b)		385,000	390,775
Lukoil International Finance BV, 144A, 6.125%, 11/9/2020		200,000	204,660
MEG Energy Corp., 144A, 7.0%, 3/31/2024		320,000	338,400
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		60,000	58,350
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		280,000	289,100
10.75%, 10/1/2020		100,000	107,750
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		55,000	57,887
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	10,550
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	209,240
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		405,000	429,300
6.875%, 1/15/2023		25,000	27,063
144A, 6.875%, 3/15/2022		80,000	86,600
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		200,000	219,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		270,000	266,625
7.5%, 11/1/2019		95,000	97,850
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		1,000,000	1,090,000
Petrobras Global Finance BV:
4.875%, 3/17/2020		500,000	509,400
6.25%, 3/17/2024		500,000	527,795
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021		500,000	425,000
Petroleos Mexicanos, 2.254%**, 7/18/2018		250,000	261,250
PT Pertamina Persero, 144A, 5.625%, 5/20/2043		1,200,000	1,135,500
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	205,000
Regency Energy Partners LP, 5.0%, 10/1/2022		40,000	39,500
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	270,757
Rowan Companies, Inc., 4.75%, 1/15/2024		770,000	803,472
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		120,000	124,200
144A, 5.75%, 5/15/2024		200,000	203,000
SandRidge Energy, Inc.: 8.125%, 10/15/2022		430,000	457,950
7.5%, 3/15/2021		135,000	140,400
SESI LLC, 7.125%, 12/15/2021		330,000	367,125
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		15,000	15,075
Talos Production LLC, 144A, 9.75%, 2/15/2018		65,000	67,437
Tesoro Corp., 4.25%, 10/1/2017		35,000	36,225
Transocean, Inc., 3.8%, 10/15/2022		920,000	892,427
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		45,000	44,944
Whiting Petroleum Corp., 5.0%, 3/15/2019		50,000	52,375
			17,586,000
Financials 8.2%
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019		275,000	270,875
American International Group, Inc., 4.5%, 7/16/2044		725,000	716,510
Assured Guaranty U.S. Holdings, Inc., 5.0%, 7/1/2024 (b)		600,000	605,509
Banco Davivienda SA, 144A, 5.875%, 7/9/2022		500,000	508,750
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	193,540
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	422,435
Barclays Bank PLC, 7.625%, 11/21/2022		1,490,000	1,681,837
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		1,000,000	1,125,000
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	246,563
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		200,000	218,000
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		845,000	897,601
Development Bank of Kazakhstan JSC:
144A, 5.5%, 12/20/2015		250,000	259,375
Series 3, 6.5%, 6/3/2020		500,000	544,375
E*TRADE Financial Corp.:
6.375%, 11/15/2019		95,000	100,938
6.75%, 6/1/2016		510,000	548,250
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		945,000	932,637
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		705,000	744,048
International Lease Finance Corp.:
3.875%, 4/15/2018		70,000	69,741
6.25%, 5/15/2019		10,000	10,850
8.75%, 3/15/2017		200,000	227,000
Intesa Sanpaolo SpA, 144A, 5.017%, 6/26/2024		1,520,000	1,503,704
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,705,000	1,920,398
Moody's Corp., 5.25%, 7/15/2044		170,000	175,830
Navient LLC, 5.5%, 1/25/2023 (b)		1,140,000	1,100,100
Omega Healthcare Investors, Inc., (REIT), 144A, 4.95%, 4/1/2024		1,010,000	1,038,280
Popular, Inc., 7.0%, 7/1/2019		45,000	45,248
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		500,000	540,902
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		464,333	450,403
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		1,000,000	1,046,250
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		500,000	506,250
Woori Bank Co., Ltd., 144A, 4.75%, 4/30/2024		1,320,000	1,333,654
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		250,000	242,125
			20,226,978
Health Care 1.7%
Biomet, Inc.:
6.5%, 8/1/2020		55,000	59,326
6.5%, 10/1/2020		15,000	15,941
Community Health Systems, Inc.:
144A, 6.875%, 2/1/2022		620,000	633,950
7.125%, 7/15/2020		310,000	330,925
Endo Finance LLC, 144A, 5.375%, 1/15/2023		65,000	62,725
HCA, Inc.:
6.5%, 2/15/2020		600,000	651,750
7.5%, 2/15/2022		495,000	560,587
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,800
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		740,000	684,500
Mylan, Inc., 5.4%, 11/29/2043		370,000	399,149
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		60,000	64,050
Tenet Healthcare Corp., 6.25%, 11/1/2018		155,000	167,788
Valeant Pharmaceuticals International, Inc., 144A, 7.5%, 7/15/2021		400,000	432,000
			4,104,491
Industrials 2.1%
ADT Corp., 6.25%, 10/15/2021 (b)		30,000	31,050
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		50,000	49,250
BE Aerospace, Inc., 6.875%, 10/1/2020		130,000	140,400
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	61,500
Bombardier, Inc., 144A, 5.75%, 3/15/2022		225,000	219,937
DigitalGlobe, Inc., 5.25%, 2/1/2021		25,000	24,469
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	204,500
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	35,744
Gates Global LLC, 144A, 6.0%, 7/15/2022		60,000	58,500
GenCorp, Inc., 7.125%, 3/15/2021		85,000	91,995
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		500,000	523,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		375,000	391,875
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	242,175
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		70,000	73,763
Meritor, Inc., 6.75%, 6/15/2021		35,000	37,100
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		400,000	407,000
Odebrecht Finance Ltd., 144A, 5.25%, 6/27/2029		373,000	361,698
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		674,940	708,687
Titan International, Inc., 6.875%, 10/1/2020		120,000	121,800
TransDigm, Inc.:
144A, 6.0%, 7/15/2022		215,000	216,075
7.5%, 7/15/2021		65,000	71,013
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	62,730
6.125%, 6/15/2023		25,000	25,859
7.625%, 4/15/2022		465,000	512,662
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		500,000	520,625
Watco Companies LLC, 144A, 6.375%, 4/1/2023		25,000	25,375
			5,219,532
Information Technology 1.4%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	21,100
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		280,000	294,000
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,400
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,713
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		65,000	64,675
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		45,000	45,112
CDW LLC:
6.0%, 8/15/2022 (c)		70,000	70,175
8.5%, 4/1/2019		415,000	440,937
CyrusOne LP, 6.375%, 11/15/2022		15,000	15,825
EarthLink Holdings Corp., 7.375%, 6/1/2020		45,000	47,700
Equinix, Inc.:
5.375%, 4/1/2023		120,000	120,600
7.0%, 7/15/2021		365,000	397,850
First Data Corp.:
144A, 6.75%, 11/1/2020		166,000	175,130
144A, 7.375%, 6/15/2019		495,000	519,750
144A, 8.75%, 1/15/2022 (PIK)		45,000	48,319
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	44,150
7.625%, 6/15/2021		130,000	146,900
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		1,000,000	1,015,412
			3,524,748
Materials 5.7%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		400,000	426,000
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021 (b)		740,000	755,405
144A, 4.125%, 9/27/2022		1,000,000	1,009,074
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,067,500
Berry Plastics Corp., 5.5%, 5/15/2022		275,000	268,125
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		65,788	68,749
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		70,000	73,500
Braskem Finance Ltd., 6.45%, 2/3/2024		750,000	787,275
Cascades, Inc., 144A, 5.5%, 7/15/2022		45,000	44,438
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		400,000	417,500
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		90,000	89,775
Cliffs Natural Resources, Inc., 3.95%, 1/15/2018 (b)		705,000	713,677
Evraz Group SA, 144A, 6.75%, 4/27/2018		1,000,000	946,200
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		247,000	251,940
144A, 7.0%, 2/15/2021		87,000	89,610
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		970,000	986,975
Fresnillo PLC, 144A, 5.5%, 11/13/2023		1,000,000	1,052,500
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		800,000	798,144
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b)		1,000,000	1,031,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		260,000	270,400
8.875%, 2/1/2018		60,000	61,920
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	36,800
Metalloinvest Finance Ltd., 144A, 5.625%, 4/17/2020		250,000	228,125
Metinvest BV:
144A, 8.75%, 2/14/2018		200,000	167,540
144A, 10.25%, 5/20/2015		100,000	91,500
Novelis, Inc., 8.75%, 12/15/2020		655,000	707,400
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	52,125
Polymer Group, Inc., 7.75%, 2/1/2019		153,000	160,650
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	210,500
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		500,000	480,000
Yamana Gold, Inc., 144A, 4.95%, 7/15/2024		775,000	775,182
			14,119,529
Telecommunication Services 4.1%
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,000,000	1,033,850
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,638
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		600,000	651,000
8.75%, 3/15/2018		139,000	145,533
Digicel Group Ltd., 144A, 7.125%, 4/1/2022		550,000	558,250
Digicel Ltd., 144A, 8.25%, 9/1/2017		505,000	516,362
ENTEL Chile SA, 144A, 4.75%, 8/1/2026		500,000	496,553
Frontier Communications Corp.:
7.125%, 1/15/2023		285,000	294,975
8.5%, 4/15/2020		475,000	547,437
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		460,000	441,600
7.5%, 4/1/2021		705,000	752,587
Intelsat Luxembourg SA:
7.75%, 6/1/2021		110,000	112,475
8.125%, 6/1/2023		15,000	15,600
Level 3 Communications, Inc., 8.875%, 6/1/2019		190,000	205,200
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022 (c)		210,000	206,062
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (b)		250,000	258,750
7.0%, 6/1/2020		410,000	436,137
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		445,000	467,250
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	197,500
SBA Communications Corp., 5.625%, 10/1/2019		35,000	36,313
Sprint Communications, Inc.:
6.0%, 11/15/2022		60,000	59,100
144A, 9.0%, 11/15/2018		105,000	123,113
Sprint Corp., 144A, 7.125%, 6/15/2024		75,000	76,500
tw telecom holdings, Inc.:
5.375%, 10/1/2022		50,000	54,125
6.375%, 9/1/2023		45,000	50,906
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		250,000	263,750
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		315,000	341,775
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022		500,000	509,350
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	37,188
Windstream Corp.:
6.375%, 8/1/2023		45,000	44,438
7.5%, 4/1/2023		15,000	15,975
7.75%, 10/15/2020		835,000	893,450
7.75%, 10/1/2021		125,000	134,844
			9,993,586
Utilities 1.9%
AES Corp., 8.0%, 10/15/2017		7,000	8,033
Calpine Corp.:
5.375%, 1/15/2023 (b)		75,000	73,500
5.75%, 1/15/2025		75,000	73,313
Empresa de Energia de Bogota SA ESP, 144A, 6.125%, 11/10/2021		1,000,000	1,075,000
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		750,000	806,250
FirstEnergy Transmission LLC, 144A, 4.35%, 1/15/2025		1,040,000	1,048,893
GNL Quintero SA, 144A, 4.634%, 7/31/2029		500,000	504,197
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		500,000	550,000
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		60,000	59,700
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		310,000	310,000
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		60,000	59,100
			4,567,986
Total Corporate Bonds (Cost $92,946,619)			93,771,571

Mortgage-Backed Securities Pass-Throughs 14.5%
Federal Home Loan Mortgage Corp., 5.5%, 6/1/2035		4,410,351	4,896,007
Federal National Mortgage Association:
3.5%, 3/1/2042 (c)		2,500,000	2,546,485
4.0%, with various maturities from 9/1/2040 until 12/1/2042 (c)		6,485,778	6,826,806
5.5%, with various maturities from 12/1/2032 until 8/1/2037		4,166,182	4,634,499
6.5%, with various maturities from 9/1/2016 until 6/1/2017		149,774	158,419
Government National Mortgage Association:
3.5%, 8/1/2042 (c)		12,000,000	12,363,750
4.0%, 6/20/2044		3,990,710	4,235,297
Total Mortgage-Backed Securities Pass-Throughs (Cost $35,316,437)			35,661,263

Asset-Backed 1.7%
Automobile Receivables 1.1%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		2,496,854	2,588,454
Miscellaneous 0.6%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.883%**, 1/17/2024		500,000	501,022
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		978,164	973,645
			1,474,667
Total Asset-Backed (Cost $4,094,052)			4,063,121

Commercial Mortgage-Backed Securities 3.4%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.152%**, 3/15/2018		325,000	326,657
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	273,997
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,375,000	1,502,651
"F", Series 2007-LD11, 5.805%**, 6/15/2049		1,660,000	135,292
"H", Series 2007-LD11, 144A, 5.805%**, 6/15/2049*		1,526,068	91,918
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,710,178	2,888,776
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.839%**, 6/12/2050		1,113,484	1,164,865
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	2,014,128
Total Commercial Mortgage-Backed Securities (Cost $10,773,031)			8,398,284

Collateralized Mortgage Obligations 10.4%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		337,247	227,688
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		867,478	504,918
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,208,771	292,635
"ME", Series 4146, 3.5%, 12/15/2042		845,000	854,800
"ZG", Series 4213, 3.5%, 6/15/2043		2,169,041	2,093,208
"UA", Series 4298, 4.0%, 2/15/2054		1,436,002	1,465,765
"SG", Series 3859, Interest Only, 6.548%***, 11/15/2039		3,842,904	631,375
"JS", Series 3572, Interest Only, 6.648%***, 9/15/2039		1,376,494	211,636
Federal National Mortgage Association:
"HZ", Series 2013-63, 2.5%, 6/25/2043		1,930,434	1,411,779
"PN", Series 2012-93, 2.5%, 9/25/2042		449,774	412,895
"HZ", Series 2013-31, 3.0%, 2/25/2043		1,805,541	1,802,768
"KM", Series 2012-146, 3.0%, 1/25/2043		1,775,000	1,542,041
"BE", Series 2013-13, 4.0%, 3/25/2043		1,403,000	1,470,895
"SI", Series 2007-23, Interest Only, 6.615%***, 3/25/2037		530,877	73,158
"YI", Series 2008-36, Interest Only, 7.045%***, 7/25/2036		3,906,502	739,445
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		2,410,082	1,411,308
"FT", Series 2012-77, 1.156%**, 7/20/2039		1,156,660	1,188,107
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	967,137
"HX", Series 2012-91, 3.0%, 9/20/2040		2,418,982	2,501,657
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029		10,500,000	1,253,438
"HZ", Series 2012-56, 3.5%, 6/20/2040		937,659	897,516
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		3,754,998	415,969
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	851,927
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		3,018,545	289,758
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		2,575,023	333,372
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		994,820	38,063
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		558,855	95,660
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,849,640	331,470
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		460,960	85,849
"AI", Series 2007-38, Interest Only, 6.308%***, 6/16/2037		478,850	72,272
"SB", Series 2014-81, 15.794%**, 6/20/2044		933,088	1,000,604
Total Collateralized Mortgage Obligations (Cost $26,368,376)			25,469,113

Government & Agency Obligations 22.6%
Other Government Related (d) 1.0%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		1,000,000	1,025,000
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		200,000	199,500
Novatek OAO, 144A, 6.604%, 2/3/2021		200,000	203,250
Sberbank of Russia, 144A, 5.5%, 2/26/2024		500,000	445,000
TMK OAO, 144A, 6.75%, 4/3/2020		700,000	646,625
			2,519,375
Sovereign Bonds 7.0%
Government of France, 0.7%, 7/25/2030	EUR	2,318,294	3,247,420
Government of New Zealand, Series 0427, 4.5%, 4/15/2027	NZD	3,855,000	3,277,770
Kingdom of Morocco, 144A, 4.25%, 12/11/2022		350,000	349,563
Mexican Bonos, Series M, 4.75%, 6/14/2018	MXN	2,600,000	197,692
Perusahaan Penerbit SBSN, 144A, 6.125%, 3/15/2019		1,000,000	1,112,500
Republic of Belarus, REG S, 8.75%, 8/3/2015		250,000	255,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		1,440,000	1,603,800
Republic of El Salvador, 144A, 7.65%, 6/15/2035		400,000	436,000
Republic of Ghana, 144A, 8.5%, 10/4/2017		200,000	210,500
Republic of Romania, 4.875%, 11/7/2019	EUR	200,000	304,152
Republic of Singapore, 3.375%, 9/1/2033	SGD	5,043,000	4,316,056
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	214,000
144A, 5.5%, 10/26/2022		200,000	218,000
Republic of South Africa:
5.375%, 7/24/2044		200,000	201,750
5.875%, 9/16/2025		500,000	552,600
Series R204, 8.0%, 12/21/2018	ZAR	1,100,000	104,718
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	204,000
Republic of Turkey, 5.625%, 3/30/2021		250,000	273,720
United Mexican States, Series M 20, 8.5%, 5/31/2029	MXN	1,300,000	118,429
			17,197,670
U.S. Government Sponsored Agency 1.1%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,582,061
U.S. Treasury Obligations 13.5%
U.S. Treasury Bills:
0.03%****, 12/11/2014 (e)		450,000	449,926
0.065%****, 8/14/2014 (e)		1,880,000	1,879,993
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		19,200,000	19,362,010
1.0%, 9/30/2016		3,000,000	3,022,968
1.5%, 5/31/2019		750,000	741,504
1.625%, 6/30/2019 (b)		660,000	655,926
2.5%, 5/15/2024 (b)		7,047,000	7,012,864
			33,125,191
Total Government & Agency Obligations (Cost $55,342,628)			55,424,297

Municipal Bonds and Notes 2.7%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		2,428,204	2,511,734
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,848,122
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	925,967
4.875%, 9/15/2017		315,000	350,712
Total Municipal Bonds and Notes (Cost $5,974,951)			6,636,535

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $29,156)	30	30,000

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 0.10% (h) (i) (Cost $14,590,251)	14,590,251	14,590,251

Cash Equivalents 11.1%
Central Cash Management Fund, 0.06% (h)	22,372,091	22,372,091
Deutsche Variable NAV Money Fund, 0.21% (h)	501,186	5,012,364
Total Cash Equivalents (Cost $27,384,455)		27,384,455

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,819,956)†	110.5	271,428,890
Other Assets and Liabilities, Net	(10.5)	(25,898,136)
Net Assets	100.0	245,530,754

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2014.

*** These securities are shown at their current rate as of July 31, 2014.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $273,444,308. At July 31, 2014, net unrealized depreciation for all securities based on tax cost was $2,015,418. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,408,330 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,423,748.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2014 amounted to $14,148,516, which is 5.8% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At July 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At July 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(g) At July 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid-in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	9/15/2014	48	5,392,650	(14,815)
10 Year U.S. Treasury Note	USD	9/19/2014	351	43,737,891	(10,622)
U.S. Treasury Long Bond	USD	9/19/2014	33	4,534,406	52,580
Ultra Long U.S. Treasury Bond	USD	9/19/2014	87	13,123,406	99,947
Total net unrealized appreciation					127,090

At July 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	9/15/2014	44	4,943,263	40,421
5 Year U.S. Treasury Note	USD	9/30/2014	49	5,822,961	29,002
Euro-BTP Italian Government Bond	EUR	9/8/2014	38	6,500,928	(5,825)
Euro-OAT French Government Bond	EUR	9/8/2014	32	6,088,072	(153,462)
Total net unrealized depreciation					(89,864)

At July 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,227	(54,112)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(17,042)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	69,620	(17,042)
Total Call Options					178,475	(88,196)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(1,723)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	15,045	(1,723)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,227	(61,378)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	5,300,000	2	6/3/2015	56,710	(48,711)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	5,300,000	1	3/4/2015	55,650	(64,170)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	4,800,000	3	10/22/2014	60,960	(21,475)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	5,300,000	2	1/30/2015	65,455	(69,357)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	5,900,000	4	1/26/2015	59,517	(80,068)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	4,800,000	2	10/17/2014	66,240	(29,320)
Total Put Options					488,432	(377,925)
Total					666,907	(466,121)

(j) Unrealized appreciation on written options on interest rate swap contracts at July 31, 2014 was $200,786.

At July 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	50,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	7,085	3,697	3,388
9/20/2012 12/20/2017	85,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	11,896	4,280	7,616
Total unrealized appreciation							11,004

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At July 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/3/2014 6/3/2025	5,800,000	Fixed — 3.0%	Floating — LIBOR	(150,806)	(142,408)
5/11/2015 5/11/2045	5,900,000	Fixed — 3.56%	Floating — LIBOR	(154,227)	(150,894)
12/30/2014 12/30/2034	9,100,000	Fixed — 4.01%	Floating — LIBOR	(986,912)	(989,605)
12/30/2014 12/30/2024	20,100,000	Fixed — 3.524%	Floating — LIBOR	(1,195,271)	(1,193,306)
12/30/2014 12/30/2016	2,200,000	Fixed — 1.173%	Floating — LIBOR	(4,839)	(5,061)
12/30/2014 12/30/2019	100,000	Floating — LIBOR	Fixed — 2.522%	1,828	1,912
12/30/2014 12/30/2044	6,300,000	Floating — LIBOR	Fixed — 4.081%	870,045	877,839
Total net unrealized depreciation					(1,601,523)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2014 6/3/2025	5,800,000	1	Floating —- LIBOR	Fixed — 3.0%	(55,213)	—	(55,213)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Barclays Bank PLC

5 Credit Suisse

6 UBS AG

LIBOR: London Interbank Offered Rate

As of July 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
SEK	33,000,000	JPY	492,234,600	8/4/2014	1,594	Barclays Bank PLC
JPY	740,000,000	USD	7,284,397	8/4/2014	90,332	Barclays Bank PLC
JPY	1,480,000,000	USD	14,596,856	8/4/2014	208,726	Societe Generale
CAD	5,237,461	AUD	5,200,000	8/15/2014	25,517	Australia & New Zealand Banking Group Ltd.
CAD	2,628,348	AUD	2,600,000	8/15/2014	3,942	Macquarie Bank Ltd.
JPY	610,526,000	NZD	7,000,000	8/15/2014	1,750	Australia & New Zealand Banking Group Ltd.
SEK	33,163,797	NZD	5,700,000	8/15/2014	27,548	Australia & New Zealand Banking Group Ltd.
SEK	16,959,287	NZD	2,900,000	8/15/2014	1,480	Societe Generale
NZD	7,000,000	JPY	620,824,400	8/18/2014	100,279	Australia & New Zealand Banking Group Ltd.
MXN	15,300,000	USD	1,180,446	8/18/2014	24,709	Commonwealth Bank of Australia
USD	2,336,615	ZAR	25,400,000	8/18/2014	24,924	Commonwealth Bank of Australia
ZAR	25,400,000	USD	2,371,189	8/18/2014	9,651	Commonwealth Bank of Australia
ZAR	1,120,000	USD	105,044	8/18/2014	913	Nomura International PLC
EUR	377,000	USD	507,767	8/26/2014	2,911	JPMorgan Chase Securities, Inc.
USD	1,168,826	ZAR	12,700,000	9/18/2014	5,788	Commonwealth Bank of Australia
EUR	232,000	USD	317,856	9/18/2014	7,146	Commonwealth Bank of Australia
RUB	82,200,000	USD	2,381,264	9/30/2014	115,868	Societe Generale
EUR	2,325,400	USD	3,145,701	10/17/2014	31,035	Citigroup, Inc.
SGD	6,545,540	USD	5,273,248	10/17/2014	26,232	Citigroup, Inc.
NZD	3,829,000	USD	3,300,146	10/17/2014	72,393	Australia & New Zealand Banking Group Ltd.
MXN	1,600,000	USD	122,695	10/21/2014	2,386	Commonwealth Bank of Australia
Total unrealized appreciation					785,124

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	7,300,285	JPY	740,000,000	8/4/2014	(106,221)	Macquarie Bank Ltd.
USD	14,509,528	JPY	1,480,000,000	8/4/2014	(121,398)	Barclays Bank PLC
SEK	17,000,000	JPY	252,635,300	8/4/2014	(8,318)	Bank of America
JPY	746,486,500	SEK	50,000,000	8/4/2014	(8,991)	Societe Generale
USD	15,880	JPY	1,616,600	8/4/2014	(164)	Societe Generale
GBP	3,300,000	CAD	6,040,089	8/15/2014	(33,190)	Australia & New Zealand Banking Group Ltd.
CAD	6,106,188	GBP	3,300,000	8/15/2014	(27,409)	Societe Generale
USD	3,715,498	JPY	380,000,000	8/15/2014	(21,009)	Barclays Bank PLC
USD	3,709,398	JPY	380,000,000	8/15/2014	(14,909)	UBS AG
USD	1,166,096	MXN	15,300,000	8/18/2014	(10,359)	Commonwealth Bank of Australia
ZAR	12,700,000	USD	1,168,837	9/18/2014	(5,777)	Commonwealth Bank of Australia
USD	2,329,737	RUB	82,200,000	9/30/2014	(64,341)	Societe Generale
USD	121,120	MXN	1,600,000	10/21/2014	(812)	JPMorgan Chase Securities, Inc.
USD	2,322,753	MXN	30,600,000	10/31/2014	(23,221)	Commonwealth Bank of Australia
Total unrealized depreciation					(446,119)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
RUB Russian Ruble
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$93,771,571	$—	$93,771,571
Mortgage-Backed Securities Pass-Throughs	—	35,661,263	—	35,661,263
Asset-Backed	—	4,063,121	—	4,063,121
Commercial Mortgage-Backed Securities	—	8,398,284	—	8,398,284
Collateralized Mortgage Obligations	—	25,469,113	—	25,469,113
Government & Agency Obligations	—	55,424,297	—	55,424,297
Municipal Bonds and Notes	—	6,636,535	—	6,636,535
Preferred Stock	—	30,000	—	30,000
Short-Term Investments (m)	41,974,706	—	—	41,974,706
Derivatives (n)
Futures Contracts	221,950	—	—	221,950
Credit Default Swap Contracts	—	11,004	—	11,004
Interest Rate Swap Contracts	—	879,751	—	879,751
Forward Foreign Currency Exchange Contracts	—	785,124	—	785,124
Total	$42,196,656	$231,130,063	$—	$273,326,719
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$(184,724)	$—	$—	$(184,724)
Written Options	—	(466,121)	—	(466,121)
Interest Rate Swap Contracts	—	(2,536,487)	—	(2,536,487)
Forward Foreign Currency Exchange Contracts	—	(446,119)	—	(446,119)
Total	$(184,724)	$(3,448,727)	$—	$(3,633,451)

There have been no transfers between fair value measurement levels during the period ended July 31, 2014.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $230,845,250) — including $14,148,516 of securities loaned	$229,454,184
Investment in Daily Assets Fund Institutional (cost $14,590,251)*	14,590,251
Investment in affiliated Deutsche Funds (cost $27,384,455)	27,384,455
Total investments in securities, at value (cost $272,819,956)	271,428,890
Cash	217,887
Foreign currency, at value (cost $798,294)	784,264
Deposit with broker for centrally cleared swaps	2,442
Receivable for investments sold	3,240,706
Receivable for Fund shares sold	1,811,526
Dividends receivable	525
Interest receivable	2,189,278
Receivable for variation margin on futures contracts	30,492
Receivable for variation margin on centrally cleared swaps	70,638
Unrealized appreciation on bilateral swap contracts	11,004
Unrealized appreciation on forward foreign currency exchange contracts	785,124
Upfront payments paid on bilateral swap contracts	7,977
Foreign taxes recoverable	1,798
Other assets	39,626
Total assets	280,622,177
Liabilities
Payable upon return of securities loaned	14,590,251
Payable for investments purchased	862,918
Payable for investments purchased — when-issued securities	18,350,462
Payable for Fund shares redeemed	64,475
Options written, at value (premiums received $666,907)	466,121
Unrealized depreciation on bilateral swap contracts	55,213
Unrealized depreciation on forward foreign currency exchange contracts	446,119
Accrued management fee	56,646
Accrued Trustees' fees	2,999
Other accrued expenses and payables	196,219
Total liabilities	35,091,423
Net assets, at value	$245,530,754

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2014 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	2,138,999
Net unrealized appreciation (depreciation) on: Investments	(1,391,066)
Swap contracts	(1,645,732)
Futures	37,226
Foreign currency	323,086
Written options	200,786
Accumulated net realized gain (loss)	(114,425,071)
Paid-in capital	360,292,526
Net assets, at value	$245,530,754
Net Asset Value
Class A Net Asset Value and redemption price per share ($67,372,951 ÷ 6,130,908 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.99
Maximum offering price per share (100 ÷ 95.50 of $10.99)	$11.51
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($108,802 ÷ 9,891 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.00
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($3,490,237 ÷ 317,457 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.99
Class S Net Asset Value offering and redemption price per share ($160,296,431 ÷ 14,587,420 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.99
Institutional Class Net Asset Value offering and redemption price per share ($14,262,333 ÷ 1,303,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended July 31, 2014 (Unaudited)
Investment Income
Income: Interest	$5,214,833
Dividends	1,033
Income distributions from affiliated Funds	9,449
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,108
Total income	5,239,423
Expenses: Management fee	555,737
Administration fee	119,513
Services to shareholders	177,194
Distribution and service fees	96,551
Custodian fee	23,105
Professional fees	53,000
Reports to shareholders	29,804
Registration fees	35,397
Trustees' fees and expenses	5,971
Other	12,150
Total expenses before expense reductions	1,108,422
Expense reductions	(240,801)
Total expenses after expense reductions	867,621
Net investment income	4,371,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	285,885
Swap contracts	(643,961)
Futures	931,598
Written options	252,520
Foreign currency	(83,823)
742,219
Change in net unrealized appreciation (depreciation) on: Investments	4,130,539
Swap contracts	(462,718)
Futures	(201,519)
Written options	94,496
Foreign currency	(100,177)
3,460,621
Net gain (loss)	4,202,840
Net increase (decrease) in net assets resulting from operations	$8,574,642

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2014 (Unaudited)	Year Ended January 31, 2014
Operations: Net investment income	$4,371,802	$7,707,309
Operations: Net investment income	$4,371,802	$7,707,309
Net realized gain (loss)	742,219	(2,437,881)
Change in net unrealized appreciation (depreciation)	3,460,621	(9,137,097)
Net increase (decrease) in net assets resulting from operations	8,574,642	(3,867,669)
Distributions to shareholders from: Net investment income: Class A	(954,301)	(1,988,970)
Class B	(1,579)	(5,625)
Class C	(35,698)	(78,608)
Class S	(2,446,286)	(5,220,644)
Institutional Class	(156,568)	(270,476)
Total distributions	(3,594,432)	(7,564,323)
Fund share transactions: Proceeds from shares sold	14,801,766	12,887,745
Reinvestment of distributions	3,056,692	6,354,041
Payments for shares redeemed	(17,299,589)	(67,807,431)
Net increase (decrease) in net assets from Fund share transactions	558,869	(48,565,645)
Increase (decrease) in net assets	5,539,079	(59,997,637)
Net assets at beginning of period	239,991,675	299,989,312
Net assets at end of period (including undistributed net investment income of $2,138,999 and $1,361,629, respectively)	$245,530,754	$239,991,675

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended January 31,
Class A	Six Months Ended 7/31/14 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.76		$11.19	$10.87	$10.50	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.19		.29	.28	.35	.32	.42
Net realized and unrealized gain (loss)	.19		(.43)	.36	.36	.25	.72
Total from investment operations	.38		(.14)	.64	.71	.57	1.14
Less distributions from: Net investment income	(.15)		(.29)	(.32)	(.34)	(.34)	(.49)
Net asset value, end of period	$10.99		$10.76	$11.19	$10.87	$10.50	$10.27
Total Return (%)b,c	3.59	**	(1.27)	6.00	6.91	5.64	12.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67		69	84	89	100	111
Ratio of expenses before expense reductions (%)	1.08	*	1.06	1.04	1.05	1.03	1.04
Ratio of expenses after expense reductions (%)	.89	*	.86	.92	.98	.95	.95
Ratio of net investment income (%)	3.18	*	2.68	2.52	3.22	3.06	4.22
Portfolio turnover rate (%)	137	**	343	354	379	392	280
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class B	Six Months Ended 7/31/14 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.77		$11.20	$10.88	$10.51	$10.28	$9.63
Income (loss) from investment operations: Net investment incomea	.15		.20	.20	.27	.24	.34
Net realized and unrealized gain (loss)	.19		(.43)	.36	.36	.25	.72
Total from investment operations	.34		(.23)	.56	.63	.49	1.06
Less distributions from: Net investment income	(.11)		(.20)	(.24)	(.26)	(.26)	(.41)
Net asset value, end of period	$11.00		$10.77	$11.20	$10.88	$10.51	$10.28
Total Return (%)b,c	3.20	**	(2.01)	5.20	6.11	4.85	11.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.11		.19	.47	1	1	2
Ratio of expenses before expense reductions (%)	2.20	*	2.04	1.96	1.95	1.84	2.02
Ratio of expenses after expense reductions (%)	1.64	*	1.61	1.68	1.73	1.70	1.70
Ratio of net investment income (%)	2.51	*	1.86	1.78	2.54	2.31	3.47
Portfolio turnover rate (%)	137	**	343	354	379	392	280
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class C	Six Months Ended 7/31/14 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.77		$11.19	$10.87	$10.50	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.15		.21	.20	.27	.24	.34
Net realized and unrealized gain (loss)	.18		(.43)	.36	.36	.25	.72
Total from investment operations	.33		(.22)	.56	.63	.49	1.06
Less distributions from: Net investment income	(.11)		(.20)	(.24)	(.26)	(.26)	(.41)
Net asset value, end of period	$10.99		$10.77	$11.19	$10.87	$10.50	$10.27
Total Return (%)b,c	3.20	**	(1.92)	5.20	6.11	4.85	11.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4	5	6	6	7
Ratio of expenses before expense reductions (%)	1.89	*	1.87	1.85	1.85	1.83	1.84
Ratio of expenses after expense reductions (%)	1.64	*	1.61	1.68	1.73	1.70	1.70
Ratio of net investment income (%)	2.43	*	1.92	1.78	2.48	2.31	3.47
Portfolio turnover rate (%)	137	**	343	354	379	392	280
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class S	Six Months Ended 7/31/14 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.76		$11.19	$10.86	$10.49	$10.27	$9.62
Income (loss) from investment operations: Net investment incomea	.20		.32	.31	.37	.34	.44
Net realized and unrealized gain (loss)	.20		(.44)	.37	.36	.24	.72
Total from investment operations	.40		(.12)	.68	.73	.58	1.16
Less distributions from: Net investment income	(.17)		(.31)	(.35)	(.36)	(.36)	(.51)
Net asset value, end of period	$10.99		$10.76	$11.19	$10.86	$10.49	$10.27
Total Return (%)b	3.72	**	(1.02)	6.35	7.10	5.76	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160		160	199	210	228	250
Ratio of expenses before expense reductions (%)	.85	*	.83	.81	.79	.81	.81
Ratio of expenses after expense reductions (%)	.64	*	.61	.67	.75	.79	.72
Ratio of net investment income (%)	3.43	*	2.93	2.77	3.45	3.22	4.45
Portfolio turnover rate (%)	137	**	343	354	379	392	280
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended January 31,
Institutional Class	Six Months Ended 7/31/14 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.72		$11.15		$10.83		$10.46	$10.23	$9.59
Income (loss) from investment operations: Net investment incomea	.19		.32		.30		.37	.35	.45
Net realized and unrealized gain (loss)	.21		(.44)		.37		.37	.25	.71
Total from investment operations	.40		(.12)		.67		.74	.60	1.16
Less distributions from: Net investment income	(.17)		(.31)		(.35)		(.37)	(.37)	(.52)
Net asset value, end of period	$10.95		$10.72		$11.15		$10.83	$10.46	$10.23
Total Return (%)	3.72	b**	(1.03	)b	6.30	b	7.23	5.95	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		7		11		12	10	12
Ratio of expenses before expense reductions (%)	.76	*	.74		.71		.70	.66	.66
Ratio of expenses after expense reductions (%)	.64	*	.61		.67		.70	.66	.66
Ratio of net investment income (%)	3.25	*	2.91		2.76		3.45	3.35	4.51
Portfolio turnover rate (%)	137	**	343		354		379	392	280
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (formerly DWS Core Plus Income Fund) (the "Fund") is a diversified series of Deutsche Portfolio Trust (formerly DWS Portfolio Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $113,871,000, including $111,225,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first; and approximately $2,646,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,532,000) and long-term losses ($1,114,000).

The Fund has reviewed the tax positions for the open tax years as of January 31, 2014 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended July 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of July 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2014, the investment in credit default swap contracts sold had a total notional value of $135,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended July 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of July 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $49,500,000 to $55,300,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended July 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of July 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended July 31, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $287,000 to $466,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2014, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $35,138,000 to $66,788,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $22,620,000 to $32,395,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended July 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of July 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $29,446,000 to $41,755,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,372,000 to $38,696,000. For the six months ended July 31, 2014, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from approximately $17,588,000 to $52,854,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$879,751	$221,950	$1,101,701
Credit Contracts (b)	—	11,004	—	11,004
Foreign Exchange Contracts (c)	785,124	—	—	785,124
	$785,124	$890,755	$221,950	$1,897,829
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(466,121)	$—	$(2,536,487)	$(184,724)	$(3,187,332)
Foreign Exchange Contracts (c)	—	(446,119)	—	—	(446,119)
	$(466,121)	$(446,119)	$(2,536,487)	$(184,724)	$(3,633,451)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Written options, at value and unrealized depreciation on bilateral swap contracts
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$(92,888)	$—	$—	$(92,888)
Credit Contracts (b)	—	—	4,201	—	4,201
Interest Rate Contracts (b)	252,520	—	(648,162)	931,598	535,956
	$252,520	$(92,888)	$(643,961)	$931,598	$447,269
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$(85,143)	$—	$—	$(85,143)
Credit Contracts (b)	—	—	622	—	622
Interest Rate Contracts (b)	94,496	—	(463,340)	(201,519)	(570,363)
	$94,496	$(85,143)	$(462,718)	$(201,519)	$(654,884)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of July 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$227,487	$(33,190)	$—	$—	$194,297
Barclays Bank PLC	91,926	(91,926)	—	—	—
Citigroup, Inc.	57,267	(21,475)	—	—	35,792
Commonwealth Bank of Australia	74,604	(39,357)	—	—	35,247
Credit Suisse	3,388	—	—	—	3,388
JPMorgan Chase Securities, Inc.	2,911	(812)	—	—	2,099
Macquarie Bank Ltd.	3,942	(3,942)	—	—	—
Nomura International PLC	913	(913)	—	—	—
Societe Generale	326,074	(100,905)	—	—	225,169
UBS AG	7,616	(7,616)	—	—	—
	$796,128	$(300,136)	$—	$—	$495,992
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$33,190	$(33,190)	$—	$—	$—
Bank of America	8,318	—	—	—	8,318
Barclays Bank PLC	222,475	(91,926)	—	—	130,549
BNP Paribas	166,153	—	—	—	166,153
Citigroup, Inc.	21,475	(21,475)	—	—	—
Commonwealth Bank of Australia	39,357	(39,357)	—	—	—
JPMorgan Chase Securities, Inc.	812	(812)	—	—	—
Macquarie Bank Ltd.	106,221	(3,942)	—	—	102,279
Nomura International PLC	253,638	(913)	(252,725)	—	—
Societe Generale	100,905	(100,905)	—	—	—
UBS AG	14,909	(7,616)	—	—	7,293
	$967,453	$(300,136)	$(252,725)	$—	$414,592

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended July 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $308,131,839 and $352,431,543, respectively. Purchases and sales of U.S. Treasury obligations aggregated $34,384,267 and $35,750,190, respectively.

For the six months ended July 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	50,300,000	$465,604
Options written	22,400,000	244,816
Options expired	(5,900,000)	(43,513)
Outstanding, end of period	66,800,000	$666,907

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%
Institutional Class	.64%

For the six months ended July 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$63,864
Class B	436
Class C	4,176
Class S	166,378
Institutional Class	5,947
$240,801

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2014, the Administration Fee was $119,513, of which $20,700 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at July 31, 2014
Class A	$30,510	$11,550
Class B	344	146
Class C	1,747	792
Class S	88,561	34,065
Institutional Class	1,690	466
	$122,852	$47,019

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2014
Class B	$582	$78
Class C	12,760	2,181
	$13,342	$2,259

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2014	Annualized Rate
Class A	$78,819	$29,337	.23%
Class B	185	81	.24%
Class C	4,205	1,461	.25%
	$83,209	$30,879

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2014 aggregated $1,218.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2014, the CDSC for Class B shares aggregated $582. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,792, of which $5,836 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended July 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,225.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended July 31, 2014		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	155,662	$1,706,356	197,521	$2,151,126
Class B	28	309	52	570
Class C	27,707	303,036	21,027	230,262
Class S	440,226	4,841,980	868,770	9,531,538
Institutional Class	724,585	7,950,085	87,849	974,249
		$14,801,766		$12,887,745
Shares issued to shareholders in reinvestment of distributions
Class A	76,663	$837,150	156,753	$1,696,064
Class B	111	1,202	400	4,347
Class C	2,955	32,275	6,452	69,893
Class S	185,843	2,029,497	398,762	4,313,261
Institutional Class	14,358	156,568	25,077	270,476
		$3,056,692		$6,354,041
Shares redeemed
Class A	(479,062)	$(5,228,003)	(1,500,956)	$(16,223,453)
Class B	(8,131)	(89,090)	(24,748)	(268,176)
Class C	(45,476)	(492,395)	(135,316)	(1,462,846)
Class S	(944,853)	(10,321,205)	(4,167,274)	(45,080,390)
Institutional Class	(106,769)	(1,168,896)	(442,921)	(4,772,566)
		$(17,299,589)		$(67,807,431)
Net increase (decrease)
Class A	(246,737)	$(2,684,497)	(1,146,682)	$(12,376,263)
Class B	(7,992)	(87,579)	(24,296)	(263,259)
Class C	(14,814)	(157,084)	(107,837)	(1,162,691)
Class S	(318,784)	(3,449,728)	(2,899,742)	(31,235,591)
Institutional Class	632,174	6,937,757	(329,995)	(3,527,841)
		$558,869		$(48,565,645)

G. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended July 31, 2014 is as follows:
Affiliate	Value ($) at 1/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 7/31/2014
Central Cash Management Fund	8,881,289	151,999,003	138,508,201	—	4,508	22,372,091
Deutsche Variable NAV Money Fund	5,007,348	5,016	—	—	4,941	5,012,364
Total	13,888,637	152,004,019	138,508,201	—	9,449	27,384,455

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" were rebranded "Deutsche Funds."

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2014 to July 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/14	$1,035.90	$1,032.00	$1,032.00	$1,037.20	$1,037.20
Expenses Paid per $1,000*	$4.49	$8.26	$8.26	$3.23	$3.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/14	$1,020.38	$1,016.66	$1,016.66	$1,021.62	$1,021.62
Expenses Paid per $1,000*	$4.46	$8.20	$8.20	$3.21	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.89%	1.64%	1.64%	.64%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Core Plus Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 206	25157W 305	25157W 404	25157W 503
Fund Number	463	663	763	2063	1463

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCPIF-3
(R-023512-4 9/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 24, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 24, 2014